                                                                    Exhibit 10.2

                  COMMON STOCK, WARRANTS AND RIGHTS AGREEMENT

                                     AMONG


                      SANCHEZ COMPUTER ASSOCIATES, INC.,
                              MICHAEL A. SANCHEZ,
                               FRANK R. SANCHEZ,

                  SAFEGUARD SCIENTIFICS (DELAWARE), INC., AND
                          SAFEGUARD SCIENTIFICS, INC.



February 26, 1987
COMMON STOCK, WARRANTS
                              AND RIGHTS AGREEMENT
                              --------------------

     Agreement, made this 26th day of February, 1987, by and among Sanchez Computer Associates, Inc., a Pennsylvania corporation ("SCA"), Michael
A. Sanchez, a Pennsylvania resident ("MAS"), Frank R. Sanchez, a Pennsylvania resident ("FRS"), Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("Safeguard"), and Safeguard Scientifics, Inc., a Pennsylvania corporation ("SSI").

                                  Background
                                  ----------

     A. On January 23, 1987, SCA granted to Safeguard an option (the "Option") to purchase 706,666 shares (the "Shares") of the Common Stock, no par value , of SCA ("SCA Common Stock") pursuant to the terms of an option purchase agreement of the same date (the "Option Agreement") and in consideration for a Safeguard loan to SCA in the principal amount of $250,000, as evidenced by a Promissory Note of the same date (the "Note").

     B. The parties desire to supersede the Option by this Agreement to provide for the purchase and sale of the Shares by SCA and the issuance of warrants by MAS and FRS to purchase an additional 141,334 shares of SCA Common Stock according to the terms contained herein.

     C. In partial consideration of the purchase of the Shares by Safeguard, SCA desires to grant rights to purchase additional shares of SCA Common Stock, no par value, in the amount described in Section 2.1, such to rights become effective upon an offering of such rights by SSI to holders of the Common Stock, par value $.10 per share, of SSI.

     Now, Therefore, in consideration of the above, the covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

Section 1.  SALE OF SHARES AND ISSUANCE OF WARRANTS.
            ---------------------------------------
     1.1  Sale of Shares and Issuance of Warrants.  Subject to the terms and
          ---------------------------------------
conditions herein set forth:

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     (a)  SCA agrees to issue and sell and Safeguard agrees to purchase the
Shares for a purchase price of Two Million Five Hundred Thousand Dollars ($2,500,000) at the Closing (as defined in Section 1.2); and

     (b) MAS and FRS agree to issue to Safeguard warrants representing the right to purchase an aggregate of 141,334 shares of SCA Common Stock (the "Warrants"), in consideration of Safeguard's purchase of the Shares, at the Closing.

     1.2  Closing.  The closing of the sale and purchase of the Shares and the
          -------
issuance of the Warrants (the "Closing") shall be held immediately following the execution and delivery of this Agreement on February ____, 1987 (the "Closing Date") at the offices of Safeguard at 3411 Silverside Road, Wilmington, Delaware or at such other time or such other location as the parties may agree.

     1.3  Delivery.  At the Closing:
          --------

     (a) Sanchez shall issue and deliver to Safeguard a certificate registered in the name of Safeguard and representing the Shares against delivery by Safeguard of payment of $2,500,000 (minus the amount of all principal and other indebtedness of SCA under the Note, which shall be cancelled at that time) by Safeguard's check;

     (b) MAS shall issue and deliver to Safeguard a single Warrant (as described in Section 1.4) representing the right to purchase 101,478 shares of SCA Common Stock registered in the name of Safeguard; and

     (c) FRS shall issue and deliver to Safeguard a single Warrant (as described in Section 1.4) representing the right to purchase 39,856 shares of SCA Common Stock, registered in the name of Safeguard.

     1.4  Description of Warrants.  The Warrants, which are represented by the
          -----------------------
Warrants attached as Exhibit A1 and A2, shall

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

represent the right to purchase in the aggregate up to 141,334 shares of SCA Common Stock ("Warrant Shares") at an exercise price of $7.08 per share, subject to adjustment and the conditions specified therein. Notwithstanding the provisions of 1.3(b) and (c) above, MAS and FRS, at their sole discretion, shall have the right, prior to or at the time the Warrants are exercised, to substitute shares of SCA common stock held by third parties for those subject to the Warrants to Safeguard under the same terms and conditions as contained therein, thereby reducing, on a pro rata basis, the number of shares required to be transferred to Safeguard by MAS and FRS upon exercise of the Warrants.

Section 2.  RIGHTS
            ------

     2.1  (a)  Rights.  In consideration of Safeguard's purchase of the Shares,
               ------
SCA shall grant to Safeguard at the Closing rights (the "Rights") to purchase from SCA such number of shares of SCA Common Stock as shall equal one-third of all shares of SCA common stock issued and outstanding or reserved for issuance as of the date SSI notifies SCA as set forth in this section to commence the Rights Offering (as described below), minus such shares as shall be covered by the underwriters overallotment option for the Rights Offering. The per share exercise price for the Rights shall be determined by dividing $20,000,000 by the sum of all shares of SCA Common Stock issued and outstanding or reserved for issuance as provided above plus the number of shares of SCA Common Stock covered by the Rights ("Rights Exercise Price"). The Rights may be exercised only after they have been transferred to SSI and granted by SSI to holders of SSI Common Stock in a rights offering (the "Rights Offering"). Each Right shall be exercisable for a period of no greater than 60 days after the commencement of the Rights Offering and shall be transferable by the holder thereof during that period. SCA shall also issue

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

such additional shares of SCA Common Stock at the Rights Exercise Price as shall be necessary to grant a customary underwriters' overallotment option or as SCA and Safeguard shall agree to facilitate the Rights Offering, and use its best efforts to cause its shareholders to execute and deliver to the underwriter such share transfer restriction agreements as the underwriter may reasonably request. In the event Safeguard and SCA agree that the proceeds of the Rights Offering as contemplated above will exceed the capital requirements of SCA, SCA shall have the right to substitute such number of shares of SCA Common Stock held by its shareholders as are agreed to by Safeguard for the corresponding number of shares to be issued by SCA on exercise of the Rights. It shall be a condition precedent to any such substitution that the appropriate SCA shareholders execute and deliver to Safeguard such agreements and undertakings as Safeguard deems necessary or desirable in order to effect the Rights Offering as contemplated by this Agreement.

     (b) SCA shall have the right to request SSI to commence the Rights Offering at the time and in the event that (i) in Safeguard's reasonable judgment, the fair market value of SCA, assuming the exercise of the Rights and the completion of the Rights Offering, equals $20,000,000 and (ii) Safeguard is satisfied that such valuation is reasonable in respect to an initial public offering of SCA Common Stock.

     (c) The Rights shall expire on April 30, 1992 unless a registration statement relating to the Rights Offering has been filed with the Securities and Exchange Commission by such date, in which case the Rights shall not expire until 150 days after the date such filing was made. Notwithstanding the above, in the event that the net income of SCA determined in accordance with generally accepted accounting principles consistently applied, prior to the deduction of taxes, for any four consecutive fiscal quarters period

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

ending prior to December 31, 1991 equal or exceed $3,500,000, and within the 60 days following such four quarter period SCA notifies SSI in writing that the Rights shall so expire (unless extended, as provided below) and delivers to SSI financial statements which reflect such net income, the Rights shall expire unless a registration statement relating to the Rights Offering has been filed with the Securities and Exchange Commission within 180 days of the date of delivery of such notice and financial statements, and thereafter unless such registration statement becomes effective within 270 days of such delivery. Such expiration dates are based on the agreements of SCA in respect to the Rights Offering as provided in this Agreement. The financial statements delivered to SSI shall be certified by a "Big 8" accounting firm, in accordance with generally accepted accounting principles consistently applied to all periods covered.

     2.2  Stock Split.  After SSI has notified SCA of its intention to commence
          -----------
the Rights Offering, SCA shall, prior to the filing of the Registration Statement as provided in Section 2.4 (or at such earlier date as agreed to by SCA and SSI), take all such actions as shall be necessary to cause a split of its common stock in such ratio as is designated by Safeguard at that time.

     2.3  Registration Statement.  Upon notice by SSI to SCA of its intention to
          ----------------------
commence the Rights Offering, SCA shall promptly prepare a Registration Statement on Form S-1 or applicable form to register, under the Securities Act of 1933, as amended (the "1933 Act"), the Rights and the shares of SCA Common Stock issuable upon exercise of the Rights (the "Rights Shares"). SCA covenants that such Registration Statement and the Prospectus included therein shall be in form reasonably satisfactory to Safeguard, shall comply in all respects with the 1933 Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and shall not contain any untrue statement of material fact or omit to

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

state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.4  Registration Process.  SCA shall use its best efforts to cause such
          --------------------
Registration Statement to be filed with the Securities and Exchange Commission and to become effective as promptly as practicable. SCA shall prepare and file with the Securities and Exchange Commission promptly upon SSI's request, any amendments or supplements to the Registration Statement or Prospectus that, in SSI's opinion, may be necessary or advisable in connection with the Rights Offering, subject to the reasonable approval of counsel for SCA. SCA shall not file any amendment or supplement to the Registration Statement or Prospectus unless (i) it has furnished SSI with a copy of such amendment or supplement a reasonable time prior to filing and (ii) SSI has not reasonably objected to such amendment or supplement by notice to SCA. SCA shall not issue any solicitation material such as advertisements, press releases, mailings, or other such solicitation material of which SSI reasonably disapproves by prompt written notice to SCA after receiving reasonable notice thereof. SCA shall comply with the 1933 Act and the rules and regulations thereunder in connection with the Rights Offering and, until the termination of the Rights Offering, SCA shall use its best efforts to qualify the Rights Shares under the securities laws of all jurisdictions in which qualification is required and there are holders of SSI Common Stock and to continue such qualifications in effect during the exercise period of the Rights. At the time of mailing the Prospectus relating to the Rights Offering and at the time of the closing of the Rights Offering, SSI shall be entitled to receive (i) from SCA such certificates and documents evidencing compliance with such representations and warranties of SCA as SSI shall reasonably request, and (ii) from SCA's counsel and independent accountants

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

such opinions and documents as SSI would have been entitled to obtain under
Section 10.3 (vi) hereof as if it were applicable to the Rights Offering.

     2.5  Use of Proceeds.  SCA shall apply all proceeds of the Rights Offering
          ---------------
first to the payment of the expenses of the Rights Offering, and thereafter to general working capital purposes or such other reasonable purposes as shall be determined by Board of Directors of SCA and described in the Prospectus.

     2.6  Registration Services.
          ---------------------

     (a)  Services.  SSI shall diligently and in a timely fashion assist SCA in
          --------
structuring the Rights Offering, in preparing the necessary Registration Statement and related disclosure documentation, in clearing the Rights Offering with the Securities and Exchange Commission and applicable state securities commissions and shall provide such other services and assistance in connection with the Rights Offering as SCA shall reasonably request; provided, however, that nothing contained herein shall require SSI to provide to SCA any services or assistance which, if rendered by SSI, would require SSI to register as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or as an investment adviser under the Investment Advisor Act of 1940, as amended.

     (b)  Working Group.  SCA shall cause its counsel and auditors and SCA's
          -------------
employees to render such assistance in consummating the Rights Offering, at SCA's expense, as is customary in the consummation by a company of its initial public offering. In addition, in rendering services under this Section 2.6, SSI may engage special legal counsel, one or more rights agents, registrar and transfer agents, and such other consultants as SSI may reasonably deem reasonably necessary or desirable in connection with the Rights Offering, the reasonable expenses of which shall be paid by SCA. In addition, SSI may require SCA to engage a

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

registered broker-dealer of SSI's designation to provide such services in connection with the Rights Offering as SSI may deem reasonably necessary or desirable, including without limitation, to effect or underwrite the offering of the Rights or the Rights Shares in states in which applicable state law requires that a registered broker-dealer effect such offering.

     (c)  Compensation.  For all services rendered by SSI under this Section
          ------------
2.6, SSI shall have earned a fee of $100,000 on the date the Registration Statement is filed, payable by SCA not later than 90 days thereafter.

     2.7  Indemnification.  (a)  SCA shall indemnify and hold harmless Safeguard
          ---------------
and SSI, their executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to the Rights Offering against any loss, claims, damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the registration statement filed under the 1933 Act with respect to the Rights Offering, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that SCA shall not be liable hereunder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue

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

statement or allegedly untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to SCA for such purpose by Safeguard or SSI or by their special legal counsel, rights, registrar and transfer agents and such other consultants engaged by SSI pursuant to Section 2.6 (b) or by any underwriter on behalf of such holder.

     (b) Safeguard and SSI shall indemnify and hold harmless SCA, its executive officers, directors, and controlling persons (within the meaning of the 1933
Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to the registration statement and the Rights Offering against any losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement or omission or alleged omission made in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to SCA by Safeguard or SSI, or any agent of either, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The

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

failure to notify any indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 2.7, but the omission to so notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 2.7.

Section 3.  REPRESENTATIONS AND WARRANTIES OF SCA.
            -------------------------------------

SCA, MAS and FRS (as to MAS and FRS, to the best of their knowledge) jointly and severally represent and warrant to Safeguard and SSI the following, except as accurately and fully disclosed on a written document attached hereto and titled as a schedule corresponding to the number of the appropriate Section. All representations and warranties are effective as of the simultaneous execution, delivery and closing of this Agreement by SCA, MAS and FRS:

     3.1.  Organization and Standing of SCA.  SCA is a corporation duly
           --------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business, to enter into this Agreement and all additional agreements and instruments to be executed and delivered by SCA at the Closing (the "Closing Documents" including a Shareholder Agreement, the Warrants, and an Administrative Service Agreement (the "Closing Agreements"), to authorize and issue the Shares subject to the appropriate state and federal registration of securities, and to conduct the Rights Offering and to comply with the provisions hereof. SCA is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or

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

domestication necessary.

     3.2  Authorization.  SCA has all requisite power and authority to execute
          -------------
and deliver this Agreement and the Closing Agreements and to carry out and consummate the transactions contemplated in the same. The execution, delivery and performance of this Agreement and the Closing Agreements by SCA have been duly authorized by all requisite corporate action, this Agreement has been duly executed and delivered by SCA and the Closing Agreements shall be duly executed and delivered at the Closing, and all such agreements constitute or shall constitute valid and binding obligations of SCA, enforceable against SCA in accordance with their respective terms.

     3.3  No Conflict with Law or Documents.  The execution, delivery and
          ---------------------------------
performance of this Agreement and the Closing Agreements by SCA (and, where appropriate, by MAS and FRS) will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws or any indenture, mortgage, lease, agreement or other instrument to which SCA is a party or by which it or any of its properties is bound or affected, except as disclosed on Schedule 3.3.

     3.4  Capital Stock.  The authorized capital stock of SCA consists solely of
          -------------
5,000,000 shares of SCA Common Stock, no par value. Schedule 3.4 hereto discloses: (i) all shares which have been duly and validly issued and are currently outstanding, fully paid and nonassessable and (ii) any shares which have been previously reserved for issuance upon the exercise of options

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

previously granted. Except as disclosed on Schedule 3.4 and the options referred to in clause (ii), there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA's capital stock or any securities convertible into or exchangeable for such shares; no shares of SCA Common Stock, other than those reserved for issuance pursuant to such options, have been reserved by SCA for issuance; and except as disclosed on
Schedule 3.4 there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA's capital stock pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA or otherwise. The number of shares of SCA Common Stock reserved for issuance upon the exercise of the options referred to in clause (ii) above is not subject to adjustment by reason of the issuance and sale of the Shares hereunder.

     3.5  Consents and Approvals.  Except for filings under Federal and
          ----------------------
applicable state securities laws permitted to be made after the Closing, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority or other person (except as disclosed on any Schedule) not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA, the offer, issuance, sale or delivery of the Shares, the Rights and the Rights Shares or the carrying out by SCA of the other transactions contemplated hereby.

     3.6  Private Offering.  Neither SCA nor anyone acting on behalf of SCA has
          ----------------
offered any of the Shares for sale to, or solicited offers to buy from, any individuals or entities in connection with the sale of the Shares other than Safeguard and SSI. Assuming the accuracy of representations contained in
Section 4A hereof, the offer, issuance and delivery of the Shares are exempt from registration under the 1933 Act and all action required

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

to be taken prior to the offer or sale of the Shares has been taken under applicable state securities laws. No representation or warranty made by SCA in this Agreement or in any document delivered to Safeguard or SSI in connection with the transactions contemplated by this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading.

     3.7  Articles of Incorporation and By-Laws.  SCA has delivered to Safeguard
          -------------------------------------
true and complete copies of its Articles of Incorporation and By-Laws as currently in effect.

          3.8  Subsidiaries.  SCA has no subsidiaries and does not own any
               ------------
interest, directly or indirectly, in any other corporation, partnership, joint venture or other enterprise or entity, except as disclosed on Schedule 3.8.

          3.9  Shareholders.  (a)  Set forth on Schedule 3.4 hereto is the name
               ------------
of each holder of SCA Common Stock (Common Stock being the only authorized capital stock of SCA), together with the number of shares of SCA Common Stock beneficially owned by such holder and the purchase price therefor, and of each holder of outstanding options, warrants or other rights to purchase SCA Common Stock granted by SCA, the number of shares issuable upon the exercise of such holders' options and the exercise price of such options.

     (b) There is no outstanding indebtedness of any director or officer of SCA to SCA. Except for expense reimbursements and accrued salaries in the amount of approximately $298,000 which may be owing from SCA to officers and employees of SCA, there is no outstanding indebtedness of SCA to any of its directors, officers or stockholders or to any holder of options, warrants or rights to purchase Common Stock granted by SCA.

     3.10  Litigation.  Except as set forth in Schedule 3.10, and except for law
           ----------
suits involving Equibank and Rockland Credit Union,

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

there is no pending or, to the knowledge of SCA, threatened suit, action or litigation, or administrative, arbitration or other proceeding or governmental inquiry or investigation questioning the validity of this Agreement or the transactions contemplated hereby, or affecting SCA or its business, nor is there any basis for any such suit, action, litigation, proceeding, inquiry or investigation.

     3.11  Compliance with Laws.  To the knowledge of MAS and FRS after due
           --------------------
inquiry, SCA is in compliance with all material laws, ordinances, and rules and regulations of governmental authorities applicable to or affecting it, its properties or its business, and SCA has not received notice of any claimed violation or default with respect to any of the foregoing.

     3.12  Financial Statements.  The draft audited balance sheet of SCA as at
           --------------------
June 30, 1986, the related statements of operations, changes in financial position and stockholders' equity of SCA for the year ended June 30, 1986, and the related notes thereto (the "Financial Statements") as submitted to SCA by Coopers & Lybrand, copies of all of which have heretofore been furnished to Safeguard, have been prepared in conformity with generally accepted accounting principles, consistently applied, and fairly present the financial position of SCA at such dates and the results of its operations and changes in its financial position for the periods then ended. The internally prepared balance sheet and statement of operations for SCA as at December 31, 1986 for the six month period then ended have been prepared on a basis consistent with the Financial Statements.

     3.13  No Material Adverse Change.  Except as set forth on Schedule 3.13,
           --------------------------
there has been no material adverse change in the business, properties, assets, earnings or condition (financial or otherwise) of SCA since June 30, 1986.

     3.14  Absence of Undisclosed Liabilities.  Except as set forth
           ----------------------------------

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

on Schedule 3.14, SCA does not have any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than (i) the liabilities and obligations reflected or reserved against on its balance sheet at June 30, 1986 under any contracts and agreements of SCA (whether or not required to be disclosed in this Agreement) and (ii) liabilities covered by insurance.

     3.15  Assets.  SCA has good marketable title to all of its properties and
           ------
assets reflected on the balance sheet as at June 30, 1986, except as sold or otherwise disposed of in the ordinary course of business since that date, and such properties and assets are not subject to any liens, mortgages, security interests, pledges, encumbrances or charges of any kind except liens, if any, for current taxes and assessments not yet due, and those disclosed on Schedule
3.15 hereto.

     3.16  Dividends and Other Distributions.  Since June 30, 1986, SCA has not
           ---------------------------------
declared, set aside, or made any payment of a dividend or made any other distribution in respect of any class of its shares, repurchased or redeemed any of such shares, or made any other payments to any stockholder, other than salary paid to such stockholder for services to SCA as an officer or employee or fees paid to a consultant or director.

     3.17  Tax Matters.  SCA has filed all Federal, state and other tax returns
           -----------
which are required to be filed and all federal, state and local taxes required to be paid with respect to the periods covered by such returns have been paid or accrued. SCA's Federal income tax returns have not been audited by the Internal Revenue Service.

     3.18  Agreements Affecting Equity Securities.  Except as set forth in
           --------------------------------------
Schedule 3.4 hereto, there are no agreements, written or oral, between SCA and any holder of any of its equity securities, or, to the knowledge of the officers of SCA, among any holders of

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

its equity securities, relating to the acquisition, disposition or voting of any securities of SCA.

     3.19  Patents and Other Intangible Assets.  Except as disclosed on Schedule
           -----------------------------------
3.19: (a) SCA (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without, to the knowledge of the officers of SCA, infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

     (b) SCA owns or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer programs and technical data required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by SCA, free and clear of any rights, liens, or claims of others; provided, however, the possibility exists that other persons, completely independently of SCA or its past or present employees or agents, may have developed trade secrets or items of technical information similar or identical to those of SCA. SCA is not aware of any such development or identical trade secrets or technical information by others.

     (c) SCA has taken reasonable security measures to protect the secrecy, confidentiality and value of the trade secrets and other items of technical information referred to in paragraph (b) of this

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

Section 3.19.

     (d) Except for (i) licenses to use SCA's software and hardware products granted to SCA's customers in the ordinary course of SCA's business; (ii) a license to

Sanchez Software Ltd., a wholly-owned subsidiary of SCA, and (iii) rights granted by SCA in the ordinary course of its business to distributors and OEMs to market SCA's software and hardware products to end-users, SCA has not licensed, sold, transferred, assigned or subjected to any lien, any trade secret, know-how, invention, design, process or technical data necessary or useful for the manufacture, use or sale of any product or service presently under development or manufacture or rendered or to be manufactured or rendered by SCA.

     3.20  Registration Rights.  Other than under this Agreement, SCA has not
           -------------------
agreed to register under the 1933 Act any of its authorized or outstanding securities.

     3.21  Insurance.  SCA has in full force and effect, and is the sole owner
           ---------
of, policies of insurance of the types and in the amounts listed on Schedule
3.21 hereto.

     3.22  Pension and Profit Sharing Plans.  SCA has no pension, profit-sharing
           --------------------------------
or other employee pension or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), other than group insurance plans. SCA has no bonus or other compensation plan for its officers, directors or employees not subject to ERISA other than those listed on Schedule 3.22.

     3.23  Contracts and Agreements.  Except as provided in the next sentence,
           ------------------------
set forth in Schedule 3.23 hereto is a list of all leases, employment contracts, loan agreements and other instruments, agreements and contracts to which SCA is a party or by which it is bound, true and correct copies of which have previously been delivered to Safeguard. Schedule 3.23 does not include (i) contracts with SCA's suppliers entered into in the ordinary course

- -18-
of business and (ii) other "non-essential" contracts entered into in the ordinary course of SCA's business which do not obligate SCA to pay more than $5,000 in the aggregate ($25,000 in the case of any one such contract) or to perform any material non-monetary obligation. For the purposes of this Section, a contract is "non-essential" if upon its expiration or sooner termination, SCA can obtain the goods or services furnished to it thereunder from other parties on the same or better terms.

     3.24  No Defaults.  Except as disclosed on Schedule 3.24, SCA is not (i) in
           -----------
default under any lease, employment contract, loan agreement, or other instrument, agreement or contract, (ii) in violation of its Articles of Incorporation or By-Laws or any applicable law or governmental regulation, or
(iii) in default with respect to any order, writ, injunction or decree of any court or governmental agency binding on SCA and no event has occurred which with notice or lapse of time, or both, would create such a default or violation.

     3.25  Employees.  To SCA's knowledge, no executive or key employee of SCA
           ---------
has any plans to terminate his or her employment with SCA. To SCA's knowledge, no employee of SCA is a party to or is otherwise bound by any agreement or arrangement (including, without limitation, licenses, covenants or commitments of any nature), or subject to any judgment, decree, or order of any court or administrative agency, (i) that would conflict with such employee's obligation diligently to promote and further the interests of SCA, or (ii) that would conflict with SCA's business as now conducted or as proposed to be conducted.

     3.26  Labor Relations.  SCA's employees are not represented by any labor
           ---------------
union or other collective bargaining unit, and to the knowledge of SCA there is no union campaign being conducted to solicit cards from any employees to authorize the union to request an NLRB Certification election with respect to those employees.

- -19-

There is no labor trouble, dispute, grievance, controversy or strike pending or threatened against SCA and SCA does not know of any basis for any such matter.

     3.27  Absence of Certain Developments.  Except as disclosed on Schedule
           -------------------------------
3.27 attached hereto, and except for the loan evidenced by the Note, since June 30, 1986, SCA has not (a) issued any equity securities or other securities, (b) borrowed any amount or incurred or become subject to any other liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities shown on its balance sheet as at June 30, 1986 or current liabilities incurred since those dates in the ordinary course of business, (d) reclassified its shares, (e) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets, tangible or intangible, except liens on real or personal property for taxes not yet due and payable, (f) sold, assigned or transferred any of its tangible assets or cancelled any debts or obligations except in the ordinary course of business, (g) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets, (h) suffered any extraordinary losses, or waived any rights of business, (i) made any changes in officer or employee compensation except in the ordinary course of business and consistent with past practice, or (j) entered into any transaction other than in the ordinary course of business except as disclosed, permitted or required by this Agreement or the Closing Agreements.

     3.28  Contracts with Insiders.  Except as set forth on Schedule 3.28, no
           -----------------------
shareholder, officer, or director of SCA is or has been a party to any transaction, or is a party to any contract, agreement or arrangement, providing for SCA's employment of,

- -20-
furnishing of services to SCA by, the rental of real or personal property by SCA from, or otherwise requiring payments by SCA, to any such person, or any member of such person's family, or any corporation, partnership or other entity in which such person, or any member of his family, has an interest or of which such person, or any member of his family, is an officer, director, trustee, or beneficiary.

Section 4.  REPRESENTATIONS AND WARRANTIES OF SAFEGUARD AND SSI.
            ---------------------------------------------------
Safeguard and SSI represent and warrant to SCA as follows:

     4.1  Organization and Standing.  Safeguard is a corporation duly organized,
          -------------------------
validly existing and in good standing under the laws of the State of Delaware, SSI is a corporation duly organized validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and each has all requisite power and authority to enter into this Agreement and to comply with the provisions hereof.

     4.2  Authorization.  Safeguard and SSI have all requisite power and
          -------------
authority to execute and deliver this Agreement and to carry out and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Safeguard and SSI have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Safeguard and of SSI enforceable against Safeguard and SSI in accordance with its terms. Safeguard will present at Closing an opinion from its counsel, satisfactory in form and substance, to the effect that the subject matters of the representations and warranties of Sections 4.1 and 4.2 are true.

Section 4A.  SAFEGUARD'S SECURITIES LAW REPRESENTATIONS AND WARRANTIES.
             ---------------------------------------------------------

Safeguard hereby expressly acknowledges that the Shares, Warrants, Warrant Shares, Rights and shares of SCA Common Stock which may be

- -21-
purchased upon exercise of the Rights (the "Securities"), have not been registered under the 1933 Act pursuant to the exemption provided in Section 4(2) of the 1933 Act inasmuch as no public offering of any of the Securities has been made. Safeguard further acknowledges that SCA, MAS and FRS have relied upon the availability of such exemption based upon, among other things, Safeguard's representations, warranties, covenants and acknowledgements as set forth in this Agreement.

     4.3  Non-Distribution.  Safeguard hereby represents and warrants to SCA,
          ----------------
MAS and FRS that unless and until any of the Securities are registered under the 1933 Act, the Securities are being acquired by Safeguard solely for its own account and not with a view toward fractionalization or distribution, except as provided in this Agreement. Safeguard hereby represents and warrants that none of the Securities can be transferred, sold or otherwise disposed of in the absence of registration under the 1933 Act, or, in the opinion of counsel to SCA, such registration is unnecessary and acknowledges that the transfer records relating to the Securities maintained by SCA or its authorized agent will bear a "stop-transfer" notation.

     4.4  Restrictions on Transfer.  Safeguard (i) hereby acknowledges that none
          ------------------------
of the Securities has been registered under the 1933 Act and, therefore, Safeguard must bear the investment risk thereof for an indefinite period of time, (ii) is aware that any routine sales of any of the Securities made pursuant to Rule 144 under the 1933 Act ("Rule 144") may be made only in limited amounts and in accordance with the terms and conditions of Rule 144, (iii) is aware that Rule 144 is not presently available for use by Safeguard with respect to the sale of any of the Securities, and (iv) SCA is the only person that may register any of the Securities under the 1933 Act and except as otherwise provided in Section 10 hereof, SCA is not obligated to so register any of the

- -22-

Securities.

     4.5  Sophistication; Access to Information.  (a)  Safeguard represents and
          -------------------------------------
warrants to SCA, MAS and FRS that it is well-versed in financial matters, has had extensive dealings over the years in securities, including "restricted securities," within the meaning of subparagraph (a) (3) of Rule 144, and is fully capable of understanding the type of investment being made pursuant to this Agreement and the risks involved in connection therewith.

     (b) Safeguard confirms that SCA has made available to it the opportunity to ask questions of and receive answers from SCA's officers and directors concerning the the business and financial condition of SCA, to inspect and make copies of agreements, contracts and records including those set forth in the schedules attached hereto, and Safeguard has received to its satisfaction such additional information about the business and financial condition of SCA and the terms and conditions of the offering as it has requested.

     4.6  Pennsylvania Blue Sky Requirements.  Safeguard understands that the
          ----------------------------------
Shares are being acquired by it, and that any Warrant Shares will be acquired by it, on the basis of the exemption from registration afforded by Section 203(d) of the Pennsylvania Securities Act of 1972. SSI and Safeguard represent and warrant to SCA, MAS and FRS that SSI has been in existence for at least eighteen
(18) months, Safeguard is a wholly-owned subsidiary of SSI, and that SSI has a tangible net worth, on a consolidated basis, as reflected in its most recent audited financial statement, of ten million dollars ($10,000,000) or more.

     Section 5.  DOCUMENTS DELIVERED TO SAFEGUARD AND OTHER ACTIONS TAKEN BY SCA
                 ---------------------------------------------------------------
PRIOR TO CLOSING.
- ----------------

     Safeguard's purchase of the Shares at the Closing, to occur immediately following the execution and delivery of this Agreement

- -23-
by the parties, shall be made in reliance on and in consideration of the execution and delivery of the following documents at Closing and the completion of the following actions prior to Closing:

     5.1  Opinion of Counsel to SCA.  An opinion from Lipton & Famiglio dated
          -------------------------
the date of Closing, addressed to Safeguard and satisfactory in form and substance to Safeguard, to that effect that:

     (a) SCA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business.

     (b) SCA is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities owned or leased makes such qualification, licensing or domestication necessary.

     (c) SCA has all requisite power and authority to execute and deliver this Agreement and the Closing Agreements and to carry out the transactions contemplated by the same. The execution, delivery and performance of this Agreement and the Closing Agreements by SCA have been duly authorized by all requisite corporate action. This Agreement and the Closing Agreements have been duly executed and delivered by SCA and constitute valid and binding obligations of SCA (and, where appropriate, of MAS and FRS) enforceable against such parties in accordance with their respective terms, subject as to enforcement of remedies applicable to bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and the relief of debtors.

     (d) The authorized capital stock of SCA consists solely of 5,000,000 shares of SCA Common Stock, no par value. Prior to the authorization and issuance of any of the Shares pursuant to this Agreement, Schedule 3.4 hereto discloses (i) all shares which have

- -24-
been duly and validly issued and are currently outstanding, fully paid and non-assessable and (ii) all shares which have been duly reserved for issuance upon the exercise of options previously granted and to be granted under the SCA's incentive stock option plan and non-qualified stock option plan for its directors, officers and employees.

     (e) Except for those specifically identified in Schedule 3.4 or in paragraph (d) above, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA or any securities convertible into or exchangeable for such shares; and there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA.

     (f) The issuance, sale and delivery of the Shares, the Warrant and the Warrant Shares to Safeguard in accordance with this Agreement, and the Rights to holders of SSI Common Stock upon the exercise of Rights as contemplated hereby, have been duly authorized by all necessary corporate action, and the Shares, the Warrants and the Warrant Shares when so issued, sold and delivered against payment of the purchase price therefor, will be duly and validly issued, fully paid and nonassessable, free of all preemptive or similar rights.

     (g) Except as described herein and except for (i) the filing of a Registration Statement on Form S-1 with the Securities and Exchange Commission with respect to the Rights Offering, and (ii) appropriate filings under state blue sky or securities laws, no permit, consent, approval or authorization of, or declaration to, or filing with, any governmental or regulatory authority or other person, not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA or the carrying out

- -25-
and consummation by SCA of the transactions contemplated hereby.

     (h)  Based on the representations of SCA in the first sentence of Section
3.6 and of Safeguard contained in Section 4A of this Agreement, it is not presently necessary, under the circumstances contemplated by this Agreement, to register the Securities.

     (i) The execution, delivery and performance of this Agreement and the Closing Agreements by SCA (and, where appropriate, MAS and FRS) will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws, or any indenture, mortgage, lease, agreement or other instrument known to such counsel to which SCA is a party or by which it, or any of its properties, is bound or affected.

     (j) To the knowledge of such counsel, there is no action, suit or litigation, administrative, arbitration, or other proceeding or governmental inquiry or investigation pending or threatened against SCA or any of its properties or assets, except as disclosed in Schedule 3.10 to this Agreement.

     (k) As to such other matters incident to the transactions contemplated by this Agreement as Safeguard may reasonably request.

     5.2  Certain Amended SCA/Third Party Agreements.  The Consulting Agreement
          ------------------------------------------
between SCA and Warren Sanchez has been amended to provide for the payment of $2,500 per month for a 3 year term, in return for which Warren Sanchez will provide 2.5 working days per month to SCA, with unused time to be accumulated towards future services, and has waived all of his rights to SCA's proprietary software.

- -26-

     5.3  Shareholder Agreement. The Shareholders Agreement in the form attached
          ---------------------
hereto as Exhibit B ("Shareholder Agreement"), which, among other things, obligates each of MAS and FRS to vote all of the voting securities of SCA held by him (including those voting securities in respect to which he has been granted a proxy) to elect two Safeguard designees as members of the Board of Directors of SCA.

     5.4  Authorization of Additional Directors.  SCA and MAS will amend SCA's
          -------------------------------------
by-laws to increase the authorized number of members of its Board of Directors to seven members and MAS will elect Warren V. Musser, Ira Lubert, (the initial Safeguard designates under the Shareholder Agreement) ("Safeguard Designated Directors") as directors of SCA, in addition to MAS and FRS.

     5.5  Amended By-Laws.  Amendments to the By-Laws of SCA to provide that (i)
          ---------------
before SCA may take any of the actions described in Section 7.8 of this Agreement, such action must be approved by a majority of the directors then in office, which majority shall include the two Safeguard Designated Directors, and
(ii) any change in the By-Laws setting forth the foregoing requirement shall require the approval of a majority of the directors then in office, which majority shall include such designees. Such amendments shall also provide for the rights, duties and obligations of the Chief Operating Officer to be hired by SCA as provided in Section 7.1. and shall effect such technical amendments as are listed on Schedule 5.5 to this Agreement in respect to indemnity of Directors and special shareholder and Board meetings.

     5.6  Administrative Services Agreement.  The administrative services
          ---------------------------------
contract in the form attached hereto as Exhibit C (the "Administrative Services Agreement")

     5.7  Actions Taken.  (i) The salaries of MAS and FRS have been fixed at
          -------------
$75,000 each, with bonus provisions to be subsequently determined, (ii) SCA shall take the following actions immediately

- -27-
following closing:

     (a)  write off Equibank receivables;
     (b)  write off Rockland Credit Union receivables;
     (c)  establish reserve in the amount of $    in respect to the litigation
                                             ----
disclosed in Section 3.10.

Section 6.  GRANT OF IRREVOCABLE PROXY.
            --------------------------

As present and future holders of the majority of issued and outstanding SCA Common Stock, (in that FRS will not become a shareholder of SCA until after the Closing as indicated on Schedule 3.4), and as key officers of SCA having responsibility for its performance, each of MAS and FRS (for the purposes of this Section 6, a "Stockholder") hereby grant to Safeguard an irrevocable proxy, in compliance with and subject to the following:

     6.1.  Condition to Operation.  The proxy granted in Section 6.2 of this
           ----------------------
Agreement (the "Proxy") shall not be operative unless and until the following occurs:
     (a) SCA fails to achieve, for two consecutive fiscal quarters, 80% of the Minimum Target Earnings for such quarters, and

     (b) SCA fails to achieve, within the four consecutive fiscal quarters consisting of the two above-described quarters and the two preceding quarters, 90% of the Minimum Target Earnings for such four quarter period.

Upon the occurrence of such event, at Safeguard's option, this proxy shall immediately become operative and shall continue to remain operative until SCA achieves at least 80% of Minimum Target Earnings for two consecutive quarters. "Minimum Target Earnings" shall be those described in the annual operating plan of SCA for each fiscal year commencing July 1, 1987, as the same shall be approved in advance of such fiscal year by a majority of the Board of Directors, with any subsequent amendments. The failure of

- -28-

Safeguard to exercise this Proxy in respect to any such event or events shall not be deemed a waiver of its then existing or prospective rights under this Agreement, which shall continue to be effective notwithstanding any exercises hereof or events allowing the exercise hereof until termination as provided in
Section 6.5.

     6.2.  Grant of Irrevocable Proxy.  The Stockholder hereby irrevocably
           --------------------------
constitutes and appoints Safeguard, or its president, any vice president or its treasurer, as attorney, agent and proxy of the Stockholder, with full power of substitution, for and in the names, place and stead of the Stockholder, to call a meeting or meetings of the shareholders of SCA and to vote upon all shares in SCA now or hereafter owned by him either of record or beneficially, all shares in SCA in which he now or hereafter may have any legal or beneficial interest, and all shares in SCA with respect to which he is now or hereafter may be the agent or proxy of the record or beneficial owner by authorization or substitution, as fully and with the same effect as the Stockholder could do if present at such meeting or meetings, solely for the following purposes:

     (a) To elect not more than three individuals selected by Safeguard as directors of SCA, and in that connection to take such actions and to execute and deliver any documents, papers or other instruments which may be necessary or required to permit the same; and

     (b) To transact such other business necessary to give effect to Section 6.2(a) above as may come before such meeting, including without limitation, such amendment of the by-laws of SCA as may be necessary or desirable in order to accomplish the foregoing.

     6.3.  Proxy Coupled with Interest.  The Proxy is being given simultaneously
           ---------------------------
with the purchase of the Shares by Safeguard pursuant to this Agreement. It is understood and agreed by the Stockholder that this proxy is being given as a material part of

- -29-
the consideration for the consummation of such transaction. For this reason, the Stockholder acknowledges and declares the Proxy hereby granted is irrevocable, except as otherwise expressly provided, until the termination hereof as provided in Section 6.5, and that the Proxy granted hereby is coupled with an interest.

     6.4.  Limitation of Liability.  In acting with respect to this Proxy,
           -----------------------
Safeguard shall assume no responsibility and shall incur no liability because of any act which Safeguard shall take or fail to take while acting in good faith.

     6.5.  Termination.  This Proxy shall terminate upon the earliest of (i) the
           -----------
closing date of the Rights Offering; (ii) the expiration of the Rights, if the Rights Offering does not occur, or (iii) three years from the date of execution of this Agreement.

Section 7.  COVENANTS OF SCA.
            ----------------

     7.1  Addition of Chief Operating Officer.  SCA, with the assistance of
          -----------------------------------
Safeguard, shall identify one or more qualified candidates for the position as Chief Operating Officer ("COO") by September 30, 1987. The completion of this undertaking shall be incorporated into the bonus provision for MAS for the fiscal year commencing July 1, 1987. The Board of Directors of SCA shall be responsible for the selection of the COO, and upon such selection, MAS shall be elected as Chairman and Chief Executive Officer of SCA. In the event the Board fails to hire the COO as specified above by September 30, 1987, Safeguard shall have the right to hire the COO on behalf of SCA.

     7.2  Rule 144.  SCA covenants that (i) at all times after SCA first becomes
          --------
subject to the reporting requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 (the "1934 Act"), SCA will use its best efforts to comply with the current public information requirements of Rule 144 (c) (1) under the 1934 Act; (ii) if prior to becoming subject to such reporting

- -30-
requirements an over-the-counter market develops for the Common Stock of SCA, SCA will use its best efforts to make publicly available the information required by Rule 144 (c) (2); and (iii) at all such times as Rule 144 is available for use by the holders of the Shares, SCA will furnish each such holder upon request with all information within the possession of SCA required for the preparation and filing of Form 144.

     7.3  Financial Statements.  Until such time as SCA is required to register
          --------------------
its common stock pursuant to Section 12 (g) of the 1934 Act, SCA shall furnish to its Board of Directors:

     (a) Within 90 days after the end of each fiscal year, an audited balance sheet, and related audited statements of income, changes in financial position, and changes in stockholders' equity of SCA as at the end of and for such fiscal year prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the opinion of the firm of independent public accountants regularly employed by SCA to audit its financial statements, or if no such firm is so regularly employed, another so called "Big 8" firm of independent public accountants selected by SCA for the purpose of conducting such an audit;

     (b) Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a balance sheet and statements of income, changes in financial position and changes in stockholders' equity of SCA as at the end of and for such quarter and the year to date and as at the end of and for the corresponding periods of the preceding fiscal year and for the budget for the current fiscal year, and

     (c) Within 30 days after the end of each month, a balance sheet and a profit and loss statement for SCA as of the end of such month.

The interim quarterly and monthly statements described above shall

- -31-
be unaudited, shall be prepared in accordance with generally accepted accounting principles (except that they need not be accompanied by notes) and shall contain a statement that all adjustments necessary for a fair statement of the results for the period covered by such interim statements have been included.

     7.4  Payment of Expenses.  SCA shall pay its own expenses, including the
          -------------------
fees and expenses of SCA's counsel, incurred by it in connection with the issuance and sale of the Shares and the execution, delivery and performance of this Agreement.

     7.5  Transfer Taxes.  SCA will pay, and hold the holders thereof harmless
          --------------
against liability for the payment of, any transfer or similar taxes payable in connection with the issuance and sale of the Shares and the Rights Shares pursuant hereto.

     7.6  Satisfaction of Indebtedness to Hamilton Bank.  SCA shall promptly
          ---------------------------------------------
following the Closing, take all such actions as are necessary to satisfy all indebtedness of SCA to Hamilton Bank. SCA covenants and agrees that the appropriate portion of its proceeds from the sale of the Shares shall be used to satisfy such obligations.

     7.7  Representations and Warranties.  Except as contemplated hereby, SCA,
          ------------------------------
MAS and FRS shall use their best efforts to cause the representations and warranties contained in Section 3 hereof (except Sections 3.4, 3.8 - 3.10, 3.12,
3.14 - 3.16, 3.18, 3.21 (second sentence only), 3.22 and 3.27) to be true and correct as of the effective date of the Registration Statement relating to the Rights Offering and as of the closing of the Rights Offering with the same effect as though such representations and warranties were made on and as of such dates. SCA, MAS and FRS shall disclose in such Registration Statement or in writing to Safeguard all respects in which such representations and warranties (including those excluded above) are not so true and correct.

- -32-

     7.8  Negative Covenants.  SCA shall not take any of the actions listed
          ------------------
below without the prior approval of the two Safeguard Designated Directors:

     (i) contracts (including all amendments thereto) and other transactions between SCA and its officers or directors, members of their immediate families, or corporations or partnerships or other entities controlled by any of them;

     (ii) the issuance of any equity securities or the awarding of any options, warrants or rights to purchase any equity securities, to any officer or director of SCA or to any holder of more than 5% of SCA's Common Shares then outstanding, except as specifically permitted under this Agreement.

     (iii) any amendment of any shareholders agreement to which SCA is a party or any modification, amendment or termination of any agreement with a subsidiary or affiliate.
     (iv) changes in the Articles of Incorporation or By-Laws of SCA;
     (v) the sale of all or substantially all of the assets of SCA, the merger or consolidation of SCA with or into another company, or the dissolution and liquidation of SCA;
     (vi) the payment of dividends or other distributions on SCA's shares or the repurchase by SCA of any of its securities.

     The right of the two Safeguard director designees to approve such actions shall terminate on the earlier of the closing of the Rights Offering or the termination of the Rights.

     7.9  "Key Man" Insurance.  SCA shall maintain in effect, for such period as
          -------------------
Safeguard shall require, not less than $1,000,000 of key man life insurance on each of the Founding Shareholders. The proceeds of this insurance shall not be used to purchase any securities of SCA owned by either such person or his executor, personal representatives, heirs or assigns, pursuant to any shareholders or other agreement with such person or otherwise.

- -33-

Section 7A.  EVENTS OF DEFAULT.
             -----------------

     7.10  Events of Default.  An Event of Default shall have occurred under
           -----------------
this Agreement if Safeguard, SSI, SCA, MAS or FRS fails to observe or perform any material covenant or agreement on the part of SCA required to be observed or performed by it or him pursuant to the terms of this Agreement or any of the Closing Agreements, and such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the defaulting party, provided that if the nature of the default is such that it cannot be cured by the payment of money and cannot be cured by other appropriate action of the defaulting party within ten (10) days, no Event of Default shall be deemed to have occurred so long as the defaulting party diligently and in good faith takes all necessary action to cure the default.

     7.11  Remedies.  If any Event of Default shall occur, or if any
           --------
representation or warranty made by or on behalf of one party to this Agreement, or in a report or other instrument delivered under or pursuant to any term hereof shall be untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing or as of the date it was made, furnished or delivered, the injured party may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such holder of any such securities, or to take any one or more of such actions.

     7.12  Cumulative Remedies.  None of the rights, powers or remedies
           -------------------
conferred upon a party hereto shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby, by the Closing Agreements or now or hereafter available at

- -34-
law, in equity, by statute or otherwise.

     7.13  No Implied Waiver.  Except as expressly provided in this Agreement,
           -----------------
no course of dealing between SCA, MAS or FRS and Safeguard or SSI and no delay in exercising any right, power or remedy conferred hereby or now or hereafter existing in law, in equity, by statute or otherwise shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

Section 8.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
            ------------------------------------------------------

Notwithstanding any investigation made by or on behalf of Safeguard or SCA, all agreements, representations and warranties made herein and in the documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and the issuance and sale of the Shares, the Warrants and the Warrant Shares and the consummation of the Rights Offering hereunder.

Section 9. COMPLIANCE WITH 1933 ACT; RESTRICTIONS ON TRANSFERABILITY OF
           ------------------------------------------------------------
SECURITIES.
- ----------

     9.1  Compliance with 1933 Act.  The Securities shall not be transferable,
          ------------------------
except upon the conditions specified in this Section 9 or as otherwise set forth in this Agreement, which conditions are intended to insure compliance with the provisions of the 1933 Act in respect of the transfer of any of the Securities.

     9.2  Restrictive Legend.  Each certificate representing the Shares, the
          ------------------
Warrant Shares and any shares or other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall, (unless otherwise permitted by the provisions of Section 9.4 below) be stamped or otherwise imprinted with the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE

- -35-

     TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, IN THE ABSENCE OF SUCH REGISTRATION OR, IN THE OPINION OF COUNSEL TO THE ISSUER, SUCH REGISTRATION IS NOT NECESSARY."

     9.3  Restrictions on Transferability.  Safeguard shall not transfer, sell
          -------------------------------
or otherwise dispose of any of the Securities and SCA shall not be required to recognize any purported transfer of the Securities unless SCA shall have been provided with an opinion of counsel to SCA with respect to any such purported transfer to the effect that registration under the 1933 Act or any applicable state securities law is not required in connection with such transaction. Each certificate for any of the Securities issued upon any such transfer shall bear the legend set forth herein unless such opinion of counsel is to the further effect that such legend is not required. SCA shall bear the cost of its own counsel.

     9.4  Termination of Restriction on Transferability.  The conditions
          ---------------------------------------------
precedent imposed by this Section 9 upon the transferability of the Securities shall cease and terminate as to any of such shares when (i) such securities shall have been registered under the 1933 Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, (ii) at such time as an opinion of counsel shall have been rendered as required pursuant to the last sentence of Section 9.3 to the effect that the restrictive legend on the certificate for such securities is no longer required, or (iii) when such securities are transferrred in accordance with the provisions of Rule
144. Whenever the conditions imposed by this Section 9 shall terminate as hereinabove provided, the holder of any Securities bearing the legend set forth in this Section 9 as to which such conditions shall have terminated shall be entitled to

- -36-
receive from SCA, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

     Section 10.  REGISTRATION RIGHTS.
                  -------------------

     10.1  Piggyback Registration.  (a)  If SCA proposes for any reason to
           ----------------------
register any of its securities under the 1933 Act for sale to the public, it shall each such time promptly give written notice to the holders of the Shares, the Warrants and the Warrant Shares then outstanding of its intention to do so, and, upon the written request, given within 30 days after receipt of any such notice, of a holder to register any of its Eligible Securities (as defined in Section 10.2), SCA shall use its best efforts to cause all Eligible Securities with respect to which holders shall have so requested registration to be registered under the 1933 Act promptly upon receipt of the written request of such holders for such registration, all to the extent required to permit the sale or other disposition by the holders of the Shares or the Warrant Shares so registered in the manner contemplated by such holders.

     (b) In the event that any registration pursuant to this Section 10.1 shall be, in whole or in part, an underwritten offering of securities of SCA, SCA shall arrange for the Eligible Securities requested to be registered pursuant to this Section 10.1 to be included in the underwriting on the same terms and conditions as the comparable securities, if any, otherwise being sold through underwriters under such registration, or on terms and conditions comparable to those normally applicable to offerings of such securities in reasonably similar circumstances in the event that no securities comparable to the Eligible Securities are being sold through underwriters under such registration; provided, however, that if the managing underwriter reasonably determines and advises in writing that the inclusion of all Eligible Securities covered by

- -37-
the requests for registration made under this Section 10.1 would interfere with the successful marketing of the securities being sold by SCA for its own account in such registration, then the requisite number of Eligible Securities specified by the managing underwriter (which may be all of the Eligible Securities) shall be excluded from the underwritten portion of the public offering, on a pro-rata basis among the holders of the Eligible Securities requesting such registration, and such excluded Eligible Securities shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten portion of the public offering.

     (c) If in addition to the securities to be sold for its own account, SCA proposes to include in such underwritten public offering any securities (other than the Eligible Securities) owned by any shareholder of SCA (such securities, "Additional Securities") and the managing underwriter reasonably determines and advises in writing that the inclusion in the offering of all of the securities to be sold for SCA's account, the Eligible Securities covered by the requests for registration made under this Section 10.1 and the Additional Securities would interfere with the successful marketing of the securities to be sold for SCA's account, then the requisite number of Eligible Securities and Additional Securities shall be excluded from the underwritten portion of the public offering, on a basis pro rata among the holders of the Eligible Securities and Additional Securities requesting such registration, and such excluded Eligible Securities and Additional Securities shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten portion of the public offering.

     10.2  Definition.  The term "Eligible Securities" shall mean
           ----------


- -38-

(i) the Shares, (ii) the Warrant Shares (iii) plus all common stock or other securities of SCA issued in respect of such Shares by way of a stock split, stock dividend, recapitalization, merger or consolidation, (iv) but exclusive of any shares described in clause (i), (ii) or (iii) sold in a public offering registered under the 1933 Act or sold pursuant to Rule 144.

     10.3  Registration Procedures.  If and whenever SCA is under an obligation
           -----------------------
pursuant to the provisions of Section 10.1 to use its best efforts to effect the registration of any Eligible Securities, SCA shall, as expeditiously as practicable:

     (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become and remain effective no longer than 90 days;

     (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for the requisite period to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement;

     (iii) furnish to each selling shareholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the 1933 Act, and such other documents as are normally requested by selling shareholders to facilitate the public offering of their Eligible Securities;

     (iv) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request (provided that SCA shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified to do business)

- -39-
and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

     (v) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the appropriate period mentioned in clause (ii) of this Section 10.3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (vi) furnish, at the request of any holder or holders of the Eligible Securities requesting registration pursuant to this Section 10, on the date that any Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (a) an opinion, dated such date, of the independent counsel representing SCA for the purposes of such registration, addressed to the underwriters, if any, and to

- -40-
the holder or holders making such request, stating that such registration statement has become effective under the 1933 Act and that (1) to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (4) the description in the registration statement or the prospectus, or any amendment or contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as any such underwriter or holder or holders requesting such opinion may reasonably request if independent counsel for an issuer is normally requested to opine on such matter in a public offering of

- -41-
securities; and (b) a letter, dated such date, from the independent certified public accountants of SCA, addressed to the underwriters, if any, and to the holder or holders making such request, stating that they are independent certified public accountants within the meaning of the 1933 Act, and that in the opinion of such accountants, the financial statements and other financial data of SCA included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to such registration as such holder or holders requesting such letter may reasonably request.

     10.4  Information to be Furnished by Holders of Eligible Securities.  Each
           -------------------------------------------------------------
prospective seller of Eligible Securities registered or to be registered under any registration statement shall furnish to SCA such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as SCA shall reasonably request and shall be requested in connection with the action to be taken by SCA.

     10.5  Expenses of Registration.  (a)  All expenses incurred by SCA in
           ------------------------
complying with Section 10.3 (other than the underwriter's discounts and commissions and fees and expenses of special counsel to the sellers of Eligible Securities, if any), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, expense allowances of the underwriters, printing expenses, fees and disbursements of counsel, and of the independent public accountants, but excluding the

- -42-
compensation of regular employees of SCA and the fees and expenses of SCA, are herein called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities and the Additional Securities covered by any such registration, and all fees and expenses of special counsel to the holders thereof, are herein called "Selling Expenses."

     (b) Subject to paragraph (c) below, SCA shall pay all Registration Expenses in connection with each registration pursuant to Section 10.1. All Selling Expenses in connection with each registration pursuant to Section 10.1 shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration or in such other proportions as they may agree upon.

     (c)  If the allocation of the expenses of registration provided for in this
Section 10.5 shall result in SCA being unable to register or qualify its securities covered by the Registration Statement for sale in any particular state in which sales of securities are proposed to be made, then (i) in the case where Eligible Securities are being included in the Registration Statement pursuant to Section 10.1, the holders of the Eligible

Securities to be included in the Registration Statement shall either (A) bear pro rata with all other holders of Additional Securities such amount of those expenses which would otherwise be borne by SCA hereunder as shall be required by state law to permit the securities included in the Registration Statement to be registered or qualified for sale in such state, or (B) shall withdraw their Eligible Securities from the Registration Statement.

     10.6  Indemnification.  SCA shall indemnify and hold harmless each holder
           ---------------
of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the

- -43-

1933 Act) with respect to a registration statement pursuant to Section 10.1 against any loss, claims damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in a registration statement including Common Shares of SCA owned by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that SCA shall not be liable hereunder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by SCA for such purpose by such holder or by its representative or by any underwriter on behalf of such holder.

     (b) Each holder of Eligible Securities joining in any registration statement of SCA pursuant to Section 10.1 shall indemnify and hold harmless SCA, its executive officers, directors, and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to Section 10.1 against any losses, claims, damages, or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue

- -44-
statement or allegedly untrue statement or omission or alleged omission made in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by SCA to such holder or by its representative or by any underwriter on behalf of such holder, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under this Section 10.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect therein is to be made against any indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.6, but the omission to so notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 10.6.

     10.7  Underwriting Agreement.  If Eligible Securities are sold pursuant to
           ----------------------
a registration statement in an underwritten offering pursuant to Section 10.1 SCA agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limiting the generality of the foregoing, customary provisions with respect to the indemnification by SCA of the underwriters of such offering.

- -45-

The holders of Eligible Securities included in the Registration Statement shall also join in any such underwriting agreement to the extent customarily required by underwriters, but such holders shall not be required to make any representations and warranties with respect to the business and operations of SCA.

     Section 11.  MISCELLANEOUS.
                  -------------

     11.1  Assignment.  No party may assign its rights or delegate its duties
           ----------
under this Agreement without the consent of the other; provided, however that Safeguard may assign its rights and delegate its duties to SSI or any of its wholly-owned subsidiaries which agrees to be bound by the terms of this Agreement.

     11.2  Broker or Finder.  Each party to this Agreement represents and
           ----------------
warrants that, to the best of its knowledge, no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by such party. SCA shall indemnify Safeguard against, and hold it harmless from, any claim, liability cost, or expense (including reasonable attorneys' fees and expenses) resulting from any agreement, arrangement, or understanding made by Safeguard, with any third party for brokerage or finders' fees or other commissions in connection with this Agreement or any of the transactions contemplated hereby.

     11.3  Governing law.  This Agreement shall be governed by and construed and
           -------------
enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     11.4  Notice.  Any notice or other communication required or permitted
           ------
hereunder shall be sufficiently given only if sent by registererd or certified mail, postage prepaid, addressed as follows or to such other address or addresses as may hereafter be

- -46-
furnished in writing by notice similarly given by one party to the other:

To SCA:        Sanchez Computer Associates, Inc.
               R.D. #1, Phoenixville Pike & Charlestown Road
               Malvern, PA  19355
               Attn:  President

To MAS:        Michael A. Sanchez
               Same address as SCA


To FRS:        Frank R. Sanchez
               Same address as SCA
To Safeguard:  Safeguard Scientifics (Delaware), Inc.
and SSI:       Safeguard Scientifics, Inc.
               630 Park Avenue
               King of Prussia, PA  19406
               Attn:  President

     11.6  Full Agreement.  This Agreement and the Schedules and Exhibits hereto
           --------------
set forth the entire understanding of the parties with respect to the transactions contemplated hereby, and shall not be modified or amended except by written agreement of all parties hereto.

     11.7  Amendment.  This Agreement may only be amended in writing by SCA,
           ---------
Safeguard and SSI.

     11.8  Execution.  This Agreement shall not be binding on any person until
           ---------
it has been signed by each person identified on the signature page hereto as being a signatory hereto and delivered by such person to the other persons identified as signatories hereto. The circulation of unsigned drafts or copies of this Agreement by any party to another shall not create any inference that a legally binding contract to proceed with the transactions contemplated by

- -47-
this Agreement has been entered into, it being the intention of the parties that such a contract shall arise only upon the execution and delivery of this Agreement by all parties as aforesaid.

     11.9  Headings.  The headings of the Sections of this Agreement are
           --------
inserted for convenience of reference only and shall not be considered a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, as of the date first set forth above.

                        SAFEGUARD SCIENTIFICS
                        (DELAWARE), INC.


                        By_____________________________________


Attest: _____________________________________


                        SAFEGUARD SCIENTIFICS, INC.

                        By___________________________________

Attest: _____________________________________


                        SCA COMPUTER ASSOCIATES, INC.

- -48-

                        By___________________________________


Attest: _____________________________________



_____________________________________________
    Michael A. Sanchez



_____________________________________________
    Frank R. Sanchez

- -49-